OPPENHEIMER Ultra dividend REVENUE ETF

Supplement dated February 15, 2017 to the

Summary Prospectus dated October 28, 2016

This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”), a series of Oppenheimer Revenue Weighted ETF Trust, dated October 28, 2016, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Summary Prospectus.

The paragraph under the section titled “Financial Intermediary Compensation” on page 5 is deleted in its entirety and replaced with the following:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

February 15, 2017	PS2475.003

Oppenheimer		Cusip	NYSE Arca, Inc.
Ultra Dividend Revenue ETF		68386C 401	RDIV
Summary Prospectus	October 28, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at http://www.revenueshares.com/etfs/prospectus-and-reports/. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated October 28, 2016, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and Statement of Additional Information at http://www.revenueshares.com/etfs/prospectus-and-reports/. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective

Oppenheimer Ultra Dividend Revenue ETF (the “Fund”) seeks to outperform the total return performance of the S&P 900® Index, the Fund’s benchmark index (the “Benchmark Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.62%
Fee Waiver and/or Expense Reimbursement[2]	–0.23%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.39%
[1]	Expenses have been restated to reflect current fees.
[2]	Oppenheimer Revenue Weighted ETF Trust (the “Trust”) and VTL Associates, LLC, the Fund’s investment adviser, (“VTL” or “Management”) have entered into a written fee waiver and expense reimbursement agreement pursuant to which VTL has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.39% of average daily net assets. This agreement will remain in effect and will be contractually binding through December 2, 2017, unless approved by the Board. If Total Annual Fund Operating Expenses would fall below the expense limit, VTL may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it reimbursed during the previous three year period. The amount of any recoupment will not exceed any current expense cap or an expense cap that existed during the period for which expenses were recouped.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same, except that the Fund’s expenses are reduced through December 2, 2017 by the fee waiver and expense reimbursement agreement described above. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$165	$313	$743

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 208.25% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the OFI Revenue Weighted Ultra Dividend Index™ (the “Underlying Index”). The Underlying Index is constructed by identifying the top 60 securities from the Benchmark Index with the highest average of the 1-year trailing dividend yields for the current quarter and each of the past three quarters (excluding securities that have issued a special dividend over that time period), which are then re-weighted according to the revenue earned by the companies, subject to certain asset diversification requirements and a maximum 5% per company weighting. The Underlying Index is reconstituted quarterly according to dividend yields and revenue weightings as of the previous quarter.

Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities of companies included in the Benchmark Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund may invest in medium capitalization companies. The Fund will concentrate its investments in a particular industry or group of industries, such as the utilities industry, to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its total assets in that industry or group of industries. Utilities companies are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies.

The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. The Fund does not seek temporary defensive positions when equity markets decline or appear to be overvalued.

The Fund is non-diversified and therefore may invest a greater percentage of its assets in a particular issuer than a diversified Fund.

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Investment Approach Risk The alternate weighting approach employed by the Underlying Index and the Fund, while designed to enhance potential returns compared to the Benchmark Index, may not produce the desired results. Using revenues as a weighting measure is no guarantee that the Underlying Index or the Fund will outperform the Benchmark Index, and may even cause the Underlying Index or the Fund to underperform the Benchmark Index.

Stock Market Risk Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.

Concentration Risk The Fund will concentrate in industries to the same extent as its Underlying Index. The Fund may be adversely affected by the performance of the securities in a particular industry or group of industries and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry or group of industries.

Utilities Industry Risk The utilities industry is subject to significant government regulation and oversight. Companies in the utilities industry may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with regulations, among other factors.

Dividend-Paying Stock Risk The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Market Trading Risk An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on the NYSE Arca, Inc. (the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares.

Non-Correlation Risk The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.

Medium Capitalization Stock Risk Medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, markets and financial resources. Medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals, and may also be more sensitive to changes in the economy, such as changes in the level of interest rates. As a result, the securities of medium capitalization companies may be subject to more abrupt or erratic price movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations.

Increased Volatility Risk Increased volatility may result from increased cash flows to the Fund and other market participants that continuously or systematically buy large holdings of medium capitalization companies, which can drive prices up and down more dramatically. Additionally, the announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease.

Non-Diversification Risk The Fund is non-diversified and, as a result, may have greater volatility than other diversified funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company than diversified funds, the performance of that company can have a substantial impact on Share price.

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Portfolio Turnover Risk Because the Fund is reconstituted quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.

Authorized Participant Concentration Risk Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.

Performance

The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance and the index the Fund seeks to track. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at https://www.revenueshares.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Annual Total Return as of December 31

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 9.69% (quarter ended December 31, 2014) and the Fund’s lowest quarterly return was –2.69% (quarter ended September 30, 2015).

Year-to-date return (through September 30, 2016): 20.86%

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Average Annual Total Returns for the Periods Ended December 31, 2015

		Since
		Inception
	1 Year	(9/30/13)
Return Before Taxes	–5.18%	8.57%
Return After Taxes on Distributions	–6.92%	6.76%
Return After Taxes on Distributions and Sale of Fund Shares	–2.91%	5.77%
S&P 900® Index (reflects no deduction for fees, expenses or taxes)	1.11%	10.98%
OFI Revenue Weighted Ultra Dividend Index™ (reflects no
deduction for fees, expenses or taxes)	–4.74%	9.64%

Management

Investment Adviser

VTL Associates, LLC

Portfolio Managers

Vincent T. Lowry serves as a portfolio manager for the Fund and has ultimate responsibility for the investment management of the Fund. Mr. Vincent Lowry is the Senior Vice President of VTL and has managed the Fund since its inception.

Michael J. Gompers, Justin V. Lowry and Sean P. Reichert serve as portfolio managers for the Fund and make the day-to-day investment decisions for the Fund. Messrs. Gompers and Justin Lowry are Vice Presidents of VTL, and Mr. Reichert is a Portfolio Manager for VTL. Messrs. Gompers, Justin Lowry and Reichert have managed the Fund since September 2014.

Purchase and Sale of Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), VTL may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For More Information About Oppenheimer Ultra Dividend Revenue ETF

You can access the Fund’s prospectus and Statement of Additional Information at http://www.revenueshares.com/etfs/prospectus-and-reports/. You can also request additional information about the Fund by calling 1-888-854-8181.

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	For requests by mail:	For requests by courier or express mail:
	OppenheimerFunds Services	OppenheimerFunds Services
	P.O. Box 5270	12100 East Iliff Avenue Suite 300
	Denver, Colorado 80217-5270	Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.revenueshares.com

PR2475.001.1016